JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Balanced Portfolio
(Class 1)
(a series of JPMorgan Insurance Trust)

Supplement dated November 20, 2009
to the Prospectus dated April 25, 2009

NOTICE OF LIQUIDATION OF THE JPMORGAN INSURANCE TRUST BALANCED PORTFOLIO. On November 18, 2009, the Board of Trustees of JPMorgan Insurance Trust approved the liquidation and dissolution of the JPMorgan Insurance Trust Balanced Portfolio (the “Portfolio”). Because the Portfolio is used as a funding vehicle for the variable annuity contracts and variable life insurance policies (collectively, “variable insurance contracts”) of a number of insurance companies, the Portfolio has to coordinate with the insurance companies before a liquidation date can be determined. However, it is anticipated that the liquidation will occur no later than May 1, 2010. After the liquidation date is set, it is anticipated that each contract holder will receive information from the insurance company offering the contract holder’s particular variable insurance contract about what options the contract holder has for the assets held in the Portfolio.

On the liquidation date, the Portfolio shall distribute pro rata to its shareholders of record (in this case the insurance company separate accounts) all of the assets of the Portfolio in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Portfolio on the Portfolio’s books on the liquidation date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the liquidation date, and (ii) pay such contingent liabilities as the officers of the Trust deem appropriate subject to ratification by the Board. As of the liquidation date, all references to the Portfolio in the Prospectus will be deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE

SUP-JPMITBP-LIQ-1109